UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	January 9, 2013

RESOLUTE ONCOLOGY INC.
(Exact name of registrant as specified in its charter)

Nevada	333-166848	27-0535237
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4759 Kester Avenue, Sherman Oaks, CA		91403
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code		(310) 780-1558

n/a
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective January 9, 2013, our company changed its name from “Pequot Resources, Inc.” to “Resolute Oncology Inc.”, by way of a merger with our company’s wholly-owned subsidiary Resolute Oncology Inc., which was formed solely for the change of name.

Item 7.01	Regulation FD Disclosure

The name change became effective with the Over-the-Counter Bulletin Board at the opening of trading on January 9, 2013 under our company’s new symbol “REON”.  Our new CUSIP number is 76118C102.

Item 9.01	Financial Statements and Exhibits

3.01	Articles of Merger

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESOLUTE ONCOLOGY INC.

/s/ Blair Sorby
Blair Sorby
President, Chief Executive Officer and Director

Date:	January 9, 2013

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